Investments in Unconsolidated Related Party Affiliates	6 Months Ended
Jun. 30, 2026
Investments in Unconsolidated Related Party Affiliates [Abstract]
Investments in unconsolidated related party affiliates

Note 22. Investments in unconsolidated related party affiliates

WISeSat.Space Corp

On November 6, 2025, the Group invested USD 10.0 million in WISeSat.Space Corp (“WISeSat Corp”) and acquired 870 shares, representing an 8.08% ownership interest; the remaining ownership interest is held by WISeKey. The Group determined that it does not control WISeSat Corp but has the ability to exercise significant influence. Accordingly, the investment is accounted for under the equity method. Because the Group and WISeSat Corp are under the common control of WISeKey, the investment is presented as an investment in an unconsolidated related-party affiliate. The investment was initially recorded at cost, and no material basis differences requiring amortization were identified.

For the six months ended June 30, 2026, the Group recognized an equity method loss of USD 340,817. As of June 30, 2026, the carrying amount of the investment was USD 9,617,266 and no impairment indicators were identified.

Management evaluated the significance of WISeSat Corp under Rule 1-02(w) of Regulation S-X as of and for the six months ended June 30, 2026. None of the applicable thresholds exceeded 20%. Accordingly, summarized financial information is not required.